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                                                    EXHIBIT (23.2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement of Raytheon Company and Subsidiaries Consolidated on Form S-8 of our report dated January 18, 1996 on our audits of the consolidated financial statements and financial statement schedules of Raytheon Company and Subsidiaries Consolidated.




                                   /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts                  Coopers & Lybrand L.L.P.
March 7, 1997